ANNUAL REPORT

JULY 31, 2001

DAVIS GROWTH &
INCOME FUND

[DAVIS FUNDS LOGO]

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Fellow Shareholder,

Often I am asked our opinion on the outlook for the stock market. Lately, I have seen a television commercial with a Wall Street executive talking to a room full of anxious customers. He is saying to them, "Take a deep breath and just relax. Investing is about the long term." Now, for the trader, long term may be two hours from now or tomorrow or the day after tomorrow. But for the Davis family, the largest shareholders of our funds, long term investing is generational. In our belief, stocks are the most reliable, proven and liquid wealth-building vehicle available, and we are committed to them.(1)


THE "MYSTERY" COUPON OF STOCKS

Many people get confused about what investing means. In our view, investing is the process of committing funds today to get more money back in the future. When you invest in high-quality bonds like 10-year Treasury securities, you know the coupon in advance. It is printed on the bond certificate. With stocks, you have a mystery coupon. Your rate of return--either positive or negative--will be determined by the dividends you earn and the proceeds you receive when you sell.

While you do not know the mystery coupon with stocks when you start out, clearly you are trying to do better than you could in the risk-free bond market. At the current long-term rate of 6% on high-quality bonds, you would double your money in twelve years. When owning stocks, you have to aim higher than that hurdle. A good way to calculate this is with the Rule of 72. By dividing a particular rate of return into 72, you get the number of years it would take to double your money. For example, if you earn an 8% compound return, you would double your money in nine years. With a 12% compound return, it would only take six years for your money to double.(2)


PREDICTING THE MYSTERY COUPON WITH RESEARCH

The professional method we use to try to predict a stock's mystery coupon and develop conviction for our investment decisions is research. An unknown practitioner once defined research this way: "Research is to see beyond what others have seen, and to think what others have not thought." To see beyond what others have seen, you have to gather information creatively. Then you have to think about that information and distill it into original thought. That is what research is.

Everyone wants to own companies with top fundamentals, which usually means good growth prospects, strong market share, solid balance sheet and an attractive industry outlook. But there are many choices available in different stages of growth, much like human life itself. There are companies still in their childhood, those in adolescence, others in adulthood, and yet others in middle age or at maturity. The very best companies keep reinventing themselves, like a tree growing new branches while the trunk gets larger, stronger and more solid. At the other extreme are companies whose shallow roots and thin branches do not allow them to survive the first storm.

One purpose of our research is to understand the businesses in which we invest and to try to anticipate change for them, either positive or negative. Another purpose is to try to make every decision count. Since our own money is on the line, we want to measure risk as well as reward.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


INVESTING IN TORTOISES AND HARES

Every investor must find his or her own voice. Some companies and industries make progress like tortoises--slow but steady. Others run like hares--offering faster growth but more volatility. Our philosophy at Davis Selected Advisers is to cast our nets wide to take in an eclectic mix of companies, some tortoises and some hares. The slow pace of the tortoises lets you sleep at night while the fast-moving hares often keep you up at night.3 So we want a balance between the two.

To put it in terms of a baseball analogy, we do not want to always swing for the fences and go for home runs because that also raises the risks of striking out. We are trying to make every decision count, and we want to stay within our circle of competence. Over the years, we have found that our circle of competence tends to encompass companies growing in the 7% to 15% range, not the extremely high growers on which most of the market focuses. Some of these companies are like tortoises and some of them are like hares.

Looked at another way, we feel a portfolio is like a flower garden. As portfolio managers, our job is to plant a few new seeds every year and weed out a few mature plants. It is not to uproot the garden. We have a portfolio mix where we hope something will be in bloom all the time, but we do not expect everything to flower all at once.


A TRADING RANGE MARKET

Today, many people are worried about the market outlook because of what they read about the economy. But the economy is broad, diverse and amazingly resilient. In the last 40 years, it has survived a technology collapse in the late 1960s, an auto and steel slump in the 1970s, an oil patch collapse in the 1980s, a real estate depression in the early 1990s and now a dot-com and telecom implosion around the new millennium. So we remain optimistic about the long-term potential of the U.S. economy.

At the same time, we have said for a while that we believe we are in a trading range market in the 10,000 to 15,000 range. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and lower earnings, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden-variety recession with an active Fed, then the market will have a strong rally and perhaps go to new highs.

The point, though, is that we are in the 20th year of a bull market and a study of history suggests that the other long bull market of the past half century lasted about 20 years, from 1949 to 1969. We think that a great deal of P/E expansion has already occurred, and share ownership ratios are higher than they typically are at the start of a major bull market.

In addition, corporate profits have had a long up cycle, which has only recently been punctured. Profits can recover, but whether they can grow as quickly in the next few years is somewhat questionable for several reasons. Companies are facing pricing pressure because of the competitive global economy, as well as rising costs for energy, labor and entitlements. Furthermore, the declining cost of money, which has been a factor in

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DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

bolstering profits, is probably coming to an end, with interest rates nearer a bottom than a top. All in all, it will take a good deal of research to find companies with the management skill to navigate through these times.

A RETURN TO NORMALCY

We are looking for a return to normalcy where the market grows along with corporate profits, rather than at the 15% to 20% rate of the past decade or so. But, as investors, we should not despair. If you can compound your money at just 6%, it will double in 12 years and quadruple in 24 years. That would put the Dow in the 40,000 to 50,000 range in one generation.2 We see no reason why that will not happen for succeeding generations. In fact, the market has been in a trading range for the past two years, and we have successfully deflated the dot-com/telecom bubble without enormous damage to diversified portfolios.

In the future, we would be surprised if we could achieve the mystery coupon of the largest fund managed by Davis Selected Advisers, which has averaged around 14% over the past 30 years. However, we would hope that our research methods applied over the next generation could achieve a mystery coupon that is well above the risk-free rate offered in the bond market.4 There are opportunities in the market every day, every year. With the long view we have, we should take a deep breath, relax and let our eclectic diversified mix that includes both tortoises and hares carry us forward with confidence.5


Sincerely,

/s/ Shelby M.C. Davis
-----------------------
Shelby M.C. Davis
Senior Research Adviser

September 4, 2001

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DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

The Davis Growth & Income Fund's Class A shares generated a total return on net asset value of (6.72)% for the six-month period and (8.63)% for the one-year period ended July 31, 2001.6 Over the same time periods, the Standard & Poor's 500 Index returned (10.78)% and (14.33)%, respectively.7


A SPECIAL NOTE TO SHAREHOLDERS

As stewards of our shareholders' capital, we are constantly alert to opportunities to better serve their needs and interests. We are, therefore, proposing to transfer the assets of the Davis Growth & Income Fund to the Davis New York Venture Fund in order to achieve economies of scale for shareholders. Both funds are managed according to the Davis Investment Discipline and both hold many of the same securities. This reorganization, slated for a shareholder vote in September, will not be taxable to shareholders.


AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS

Q. Could you provide some perspective on the current investment environment?

A. We tend to spend little time trying to make predictions about macroeconomic factors--remembering our grandfather's quip that he had never known an economist to make it into the Forbes 400. With that said, in recent years, we have been very wary of certain trends that we feared made the market vulnerable. In our last report to shareholders, for example, we pointed out "that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of the wealth effect and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense....Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors has been fully appreciated."

In the first half of the year 2001, these factors indeed had a significant impact, with corporate investment levels plunging and excess inventory working through the system, resulting in the collapse of corporate profit margins. Although the headlines have been worse in the technology and telecommunications area, these dynamics have played out in virtually every economic sector from printers to plumbing supplies.

Q. How would describe the performance of the Fund's equity holdings so far this year?

A. More than 60 years ago, Benjamin Graham and David Dodd prefaced their seminal work for fundamental investors, Security Analysis, with a quote from Horace's Ars Poetica, itself written more than 2,000 years ago. Horace says simply, "Many shall be restored that now are fallen and many shall fall that now are in honor." It seems that Horace could have been looking over our portfolio this year. While several of our holdings whose stock prices had declined significantly in the year 2000 staged recoveries, many of last year's stalwarts fell significantly.

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DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED


AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

For example, after a dramatic decline in the year 2000, shares of Sealed Air8 have surged more than 34% through early August of this year despite a slowdown in the company's core business and the continuing threat of asbestos litigation. Similarly, shares of Lexmark, whose travails we highlighted in our last report, are up more than 11% this year through early August despite the continued vulnerability of its underlying business as global economies slow and competitive pressures mount.

Turning to the other half of Horace's quote, we cannot escape the fact that many holdings that were in favor last year have since fallen, and some dramatically. We divide these into three categories, only one of which we view as our mistake.

The first category is made up of companies whose share prices have declined but whose business prospects have not significantly changed. Often, these price declines become buying opportunities. For example, pharmaceutical companies whose shares surged in the later half of 2000 all have come down sharply so far this year and, in addition to our holdings in Bristol-Myers and Merck, we have added Eli Lilly. We think that such high-quality companies make sense as long-term holdings given their outstanding demographics, strong managements, good products and reasonable if not bargain valuations.

In the second category are companies whose stock price declines reflect but overweight short-term business weakness. As cyclical downturns are inevitable in most businesses, our father often describes these companies as well-found ships caught in a squall. An example of such a company is American Express, one of the Fund's largest holdings. Despite a significant decline in the share price of American Express this year, we remain confident that the value of the underlying business significantly exceeds its current share price. That is not to say we are so naive as to ignore the fact that rising unemployment and a business slowdown will lead to lower charge volumes and higher loan losses over the next several quarters, if not several years. Were there not short-term clouds on the horizon, it is doubtful that the shares of such a powerful company would trade at such a discount price.

The third category is made up of businesses whose stocks have fallen in response to a decline in their operating performance and prospects that has been substantially worse than we expected. It is this group that we categorize as mistakes and we have certainly had our share of those this year.

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DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

In absolute dollars, our biggest mistake thus far in 2001 has been our holding in Tellabs. While we continue to have confidence in this company's management, we significantly underestimated the impact that the collapsing telecom sector would have on its business. Having always viewed Tellabs as a "workhorse" company, whose primary customers are large, well-capitalized companies such as Verizon and SBC, we felt that the company would be immune to the collapse of the more speculative companies in the sector. Unfortunately, the threat of these "new era" competitors had clearly driven the traditional incumbents to spend more than they otherwise would have. The collapse of this new competitive threat has freed up excess capacity, damaged supplier pricing and removed a sense of urgency from Tellabs' customers. The company's revenues have fallen dramatically below our estimates and, while we are confident that revenue will recover from this depressed level, we doubt it will get to levels that we once thought likely. Importantly, by carefully scrutinizing Tellabs' strong balance sheets and cash flows to reassure ourselves that the company did not engage in vendor financing and other gimmicks that proved so devastating to Lucent, we applied at least one of the lessons learned from last year's mistakes.

Q. What about the Fund's investments in the real estate industry?

A. We have maintained for some time that the real estate industry needs to prove it can weather a tough economic environment in order to persuade investors that the industry has changed fundamentally and is no longer prone to the same problems it faced when the economy moved into recession over a decade ago. This time, in our view, the industry really is different: company balance sheets are strong, managements are good, earnings growth rates are fine and dividends are secure. Once the economy starts to recover, as it inevitably will, perhaps over the next 6 to 12 months, we think that investors will be able to look back at the real estate industry and see an asset class that was able to sustain growth through an economic slowdown. At that point, we believe investors will be willing to pay higher multiples to own real estate companies because they will be perceived more as full-cycle stocks.

Real estate investment trusts (REITs) have continued to perform well this year as earnings have continued to grow nicely, but the companies still trade at multiples of 8 to 9 times earnings. Once investor psychology shifts as we think it could, multiples might expand to 10 to 12 times earnings. Of course, it is impossible to precisely predict if or when this multiple expansion might occur and we are not counting on it in our forecasts for real estate companies. Instead, our focus as always is on earnings growth. However, if multiples do expand, it will provide a nice bonus for shareholders.

Interestingly enough, in the face of a weak equity market and declining interest rates this year, we have seen a flight by individual investors to real estate companies with high dividend yields and away from the type of blue chip, more growth-oriented companies that the Fund owns. Many of the REITs that performed the best in the first half of 2001 are poor quality companies whose dividend yields are high only because their stock prices fell so far last year. We view these companies as old-style REITs that are throwbacks to another real estate era when excessive leverage and the acquisition and development of marginal properties were acceptable business practices. Because of the risks these companies entail, they are not among the Fund's holdings.

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DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED


Q. What are you expectations for real estate going forward?

A. We think that real estate companies are continuing to gain greater respect with investors as they demonstrate their ability to maintain growth and dividends through an economic slowdown and that respect could eventually translate into higher price/earnings multiples for these stocks. However, looking realistically at the market, real estate indexes are nearing highs they have not approached in four years. So while the future may not yet be fully reflected in these companies' share prices, multiple expansion is not something on which we are banking. At the same time, we are comfortable that we have built a solid portfolio of well managed, all-weather real estate companies capable of generating steadily increasing rental income and solid returns on capital over different economic cycles. If multiples on these stocks also expand, that will be icing on the cake.

Q. What is your overall investment outlook?

A. In lifting our sights beyond the near-term horizon with its constant flow of earnings disappointments, revenue shortfalls and management shuffles, we are reminded of our grandfather's observation that you make most of your money in a bear market, you just do not realize it at the time. While it is dangerous to be wildly optimistic, it can be equally expensive to be overly pessimistic. Instead, it is our goal to be realistic and to set our sights on buying good businesses at value prices in the expectation of achieving satisfactory long-term investment results. In heady times, such an attitude has sounded dowdy. In depressed times, it may sound a bit simplistic or naive. But as long-term shareholders of Davis Growth & Income Fund, we believe that being part owners of wonderful businesses is a far more sensible approach to wealth creation than trying to trade in and out based on market or economic predictions. In a recent advertisement, Peter Lynch of Fidelity gave the following advice: "Investing is a long-term job. It takes a good head to determine what you are going to own and why you are going to own it. And it takes a strong stomach to stick with your decisions when you hit the inevitable bumps in the road. But if you combine the two, I believe there's a better chance you'll reach your goals."

In these uncertain times, this is sound advice.

As always, we thank you for your continued support.(3)

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Growth & Income Fund, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically common stocks have outperformed other classes of financial assets when held for long periods of time. Past performance is not a guarantee of future results.

(2) The examples used in this research report of compounding growth at rates of 6, 8 or 12% are hypothetical and used to illustrate a point. They are not predictions of future growth. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

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DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(3) Davis Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

(4) Past performance is not a guarantee of future results. There can be no guarantee that any fund will outperform the bond market or that an investor will make money.

(5) There can be no guarantee that Davis research will be successful.

(6) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis Growth & Income Fund's Class A shares for periods ending July 31, 2001. Returns for other classes of shares will vary from the following returns:


(WITHOUT a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------
FUND NAME                            1 YEAR                INCEPTION
--------------------------------------------------------------------------------
Davis Growth & Income Fund A         (8.63%)               1.15% - 05/01/98
--------------------------------------------------------------------------------

(WITH a 4.75% sales charge taken into consideration)
--------------------------------------------------------------------------------
FUND NAME                            1 YEAR                INCEPTION
--------------------------------------------------------------------------------
Davis Growth & Income Fund A         (12.95%)              (0.35%) - 05/01/98
--------------------------------------------------------------------------------


Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(7) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted toward stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

(8) See the Schedule of Investments for a detailed list of portfolio holdings.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS A SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 2001.

 ---------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%).

 One Year............................................ (12.95%)
 Life of Class (May 1, 1998 through July 31, 2001)...  (0.35%)
 ---------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Growth & Income Fund, Class A Shares on May 1, 1998 (commencement of operations) and paid a 4 3/4% sales charge. As the chart shows, by July 31, 2001 the value of your investment would have been $9,885 - a 1.15% decrease on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

          Class A

                         S&P 500       DGIF-A
           5/1/98       10,000.00      9,525.00
           7/31/98      10,034.00      9,342.86
           7/31/99      12,059.00     10,509.03
           7/31/00      13,140.00     10,819.00
           7/31/01      11,260.00      9,885.00

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS B SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================

Average Annual Total Return for the Periods ended July 31, 2001.

 ---------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year............................................ (12.92%)
 Life of Class (May 4, 1998 through July 31, 2001)...  (0.43%)
 ---------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Growth & Income Fund, Class B Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 2001 the value of your investment (less applicable contingent deferred sales charges) would have been to $9,862 - a 1.38% decrease on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

          Class B

                         S&P 500       DGIF-B
           5/4/98       10,000.00     10,000.00
           7/31/98      10,024.00      9,790.00
           7/31/99      12,048.00     10,899.93
           7/31/00      13,127.00     11,104.70
           7/31/01      11,249.00      9,861.73

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS C SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 2001.

 ----------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year............................................    (10.41%)
 Life of Class (May 4, 1998 through July 31, 2001)...      0.24%
 ----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Growth & Income Fund, Class C Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 2001 the value of your investment would have grown to $10,078
- a 0.78% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

          Class C

                         S&P 500       DGIF-C
           5/4/98       10,000.00     10,000.00
           7/31/98      10,024.00      9,790.00
           7/31/99      12,048.00     10,898.78
           7/31/00      13,127.00     11,143.00
           7/31/01      11,249.00     10,078.00

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
COMPARISON OF DAVIS GROWTH & INCOME FUND, CLASS Y SHARES AND STANDARD AND POOR'S 500 STOCK INDEX

================================================================================
Average Annual Total Return for the Periods ended July 31, 2001.

 ----------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year............................................. (8.46%)
 Life of Class (May 4, 1998 through July 31, 2001)....  1.38%
 ----------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Growth & Income Fund, Class Y Shares on May 4, 1998 (inception of class). As the chart shows, by July 31, 2001 the value of your investment would have grown to $10,455
- a 4.55% increase on your initial investment. For comparison, the S&P 500 is also presented on the chart below.

          Class Y

                         S&P 500       DGIF-Y
           5/4/98       10,000.00     10,000.00
           7/31/98      10,024.00      9,820.00
           7/31/99      12,048.00     11,068.98
           7/31/00      13,127.00     11,396.00
           7/31/01      11,249.00     10,455.00

Standard & Poor's Stock Index is an unmanaged index and has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Growth & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS GROWTH & INCOME FUND
PORTFOLIO HOLDINGS AS OF JULY 31, 2001

================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)

Common Stocks                                                             85.3%
Preferred Stocks                                                           9.5%
Convertible Bond, Short Term Investments & Other Assets & Liabilities      5.2%


SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)

Consumer Products                                                          3.8%
Diversified                                                                9.5%
Banks and Savings & Loan                                                   6.2%
Industrial                                                                 8.0%
Financial Services                                                        19.6%
Insurance                                                                  7.1%
Pharmaceutical and Healthcare                                             11.0%
Building Materials                                                         2.8%
Real Estate                                                               16.7%
Technology                                                                 3.5%
Wholesale                                                                  3.2%
Other                                                                      8.6%


                                                                      % OF FUND
TOP 10 HOLDINGS STOCK                 SECTOR                          NET ASSETS
--------------------------------------------------------------------------------
Sealed Air Corp., $2.00, 4/01/18
     Series A, Conv. Pfd              Industrial                         5.67%
American Express Co.                  Financial Services                 5.41%
Tyco International Ltd.               Diversified Manufacturing          5.29%
Household International, Inc.         Financial Services                 4.42%
Citigroup Inc.                        Financial Services                 4.31%
Philip Morris Cos., Inc.              Consumer Products                  3.69%
Merck & Co., Inc.                     Pharmaceutical and Healthcare      3.40%
Wells Fargo & Co.                     Banks and Savings & Loans          3.32%
Costco Wholesale Corp.                Wholesale                          3.07%
Centerpoint Properties Corp.          Real Estate                        2.82%

DAVIS GROWTH & INCOME FUND
PORTFOLIO ACTIVITY - AUGUST 1, 2000 THROUGH JULY 31, 2001

================================================================================
NEW POSITIONS ADDED (8/1/00-7/31/01)
(Highlighted positions are those greater than 2.00% of 7/31/01 total net assets.)

                                                                              DATE OF 1ST       % OF 7/31/01
SECURITY                                    SECTOR                            PURCHASE        FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
Bank One Corp.                              Banks and Savings & Loans           07/12/01           0.77%
--------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                    Pharmaceutical and Healthcare       10/27/00           2.78%
--------------------------------------------------------------------------------------------------------------
Devon Energy Corp.                          Energy                              05/09/01           0.79%
Eli Lilly and Co.                           Pharmaceutical and Healthcare       05/09/01           1.78%
Freddie Mac                                 Financial Services                  10/31/00           1.26%
GlaxoSmithKline PLC ADR                     Pharmaceutical and Healthcare       10/27/00              -
Golden West Financial Corp.                 Banks and Savings & Loans           11/07/00           1.92%
--------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                           Pharmaceutical and Healthcare       10/27/00           3.40%
--------------------------------------------------------------------------------------------------------------
Minnesota Mining and Manufacturing Co.      Diversified Manufacturing           01/09/01           1.33%
--------------------------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                    Consumer Products                   10/27/00           3.69%
--------------------------------------------------------------------------------------------------------------
Phillips Petroleum Co.                      Energy                              06/07/01           0.96%
Progressive Corp. (Ohio)                    Property/Casualty Insurance         10/31/00              -
Providian Financial Corp.                   Financial Services                  11/03/00           1.75%
--------------------------------------------------------------------------------------------------------------
Sealed Air Corp.                            Industrial                          09/06/00           2.07%
--------------------------------------------------------------------------------------------------------------
Stilwell Financial, Inc.                    Investment Firms                    10/30/00              -
Transatlantic Holdings, Inc.                Property/Casualty Insurance         10/30/00           1.83%
--------------------------------------------------------------------------------------------------------------
United Parcel Service, Inc., Class B        Transportation                      01/12/01           2.02%
--------------------------------------------------------------------------------------------------------------


POSITIONS CLOSED (8/1/00-7/31/01)
(Gains and losses greater than $500,000 are highlighted.)

                                                                                DATE OF
STOCK                                       SECTOR                              FINAL SALE       GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
AT&T Corp.                                  Telecommunications                  09/06/00          (1,056,468)
-------------------------------------------------------------------------------------------------------------
Avaya, Inc.                                 Telecommunications                  10/20/00             (61,061)
-------------------------------------------------------------------------------------------------------------
Boardwalk Equities, Inc.                    Real Estate                         06/01/01            (582,513)
-------------------------------------------------------------------------------------------------------------
GlaxoSmithKline PLC ADR                     Pharmaceutical and Healthcare       02/21/01             (47,324)
-------------------------------------------------------------------------------------------------------------
Globalstar Telecommunications Ltd,
     8.00%, 2/15/11 Series, Conv. Pfd.      Telecommunications                  11/06/00          (1,651,438)
-------------------------------------------------------------------------------------------------------------
International Business Machines Corp.       Technology                          05/08/01             403,067
-------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                   Telecommunications                  05/09/01          (1,866,361)
Motorola, Inc.                              Telecommunications                  05/09/01          (2,102,929)
-------------------------------------------------------------------------------------------------------------
Progressive Corp. (Ohio)                    Property/Casualty Insurance         01/09/01             (36,941)
Spieker Properties, Inc.                    Real Estate                         07/03/01             410,400
Stilwell Financial, Inc.                    Investment Firms                    07/12/01            (168,154)
-------------------------------------------------------------------------------------------------------------
Texas Instruments Inc.                      Electronics                         07/12/01           1,105,046
-------------------------------------------------------------------------------------------------------------

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
July  31, 2001

================================================================================

                                                                                                    VALUE
SHARES                                           SECURITY                                          (NOTE 1)
-----------------------------------------------------------------------------------------------------------
COMMON STOCK - (85.25%)
    BANKS AND SAVINGS & LOAN ASSOCIATIONS - (6.00%)
        15,000        Bank One Corp. .....................................................   $     580,650
        22,500        Golden West Financial Corp. ........................................       1,454,625
        54,700        Wells Fargo & Co. ..................................................       2,519,482
                                                                                             -------------
                                                                                                 4,554,757
                                                                                             -------------
    BUILDING MATERIALS - (2.76%)
        83,200        Masco Corp. ........................................................       2,097,472
                                                                                             -------------
    CONSUMER PRODUCTS - (3.69%)
        61,600        Philip Morris Cos., Inc. ...........................................       2,802,800
                                                                                             -------------
    DIVERSIFIED - (2.55%)
            28        Berkshire Hathaway Inc., Class A*...................................       1,937,600
                                                                                             -------------
    DIVERSIFIED MANUFACTURING - (6.62%)
         9,000        Minnesota Mining and Manufacturing Co...............................       1,006,920
        75,500        Tyco International Ltd. ............................................       4,016,600
                                                                                             -------------
                                                                                                 5,023,520
                                                                                             -------------
    ENERGY - (1.75%)
        11,000        Devon Energy Corp. .................................................         596,310
        12,800        Phillips Petroleum Co. .............................................         730,752
                                                                                             -------------
                                                                                                 1,327,062
                                                                                             -------------
    FINANCIAL SERVICES - (17.16%)
       101,900        American Express Co. ...............................................       4,109,627
        65,200        Citigroup Inc. .....................................................       3,273,692
        14,000        Freddie Mac.........................................................         958,160
        50,600        Household International, Inc. ......................................       3,354,274
        26,900        Providian Financial Corp. ..........................................       1,328,053
                                                                                             -------------
                                                                                                13,023,806
                                                                                             -------------
    FOOD/BEVERAGE & RESTAURANT - (2.32%)
        60,500        McDonald's Corp. ...................................................       1,762,970
                                                                                             -------------
    INDUSTRIAL - (2.07%)
        38,200        Sealed Air Corp.*...................................................       1,573,840
                                                                                             -------------
    INVESTMENT FIRMS - (1.90%)
        24,100        Morgan Stanley Dean Witter & Co. ...................................       1,441,662
                                                                                             -------------
    MULTI-LINE INSURANCE - (2.74%)
        25,000        American International Group, Inc. .................................       2,081,250
                                                                                             -------------
    PHARMACEUTICAL AND HEALTHCARE - (10.72%)
        34,700        American Home Products Corp. .......................................       2,092,757
        35,700        Bristol-Myers Squibb Co. ...........................................       2,111,298
        17,000        Eli Lilly and Co. ..................................................       1,347,760
        38,000        Merck & Co., Inc. ..................................................       2,583,240
                                                                                             -------------
                                                                                                 8,135,055
                                                                                             -------------

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - CONTINUED
July  31, 2001
================================================================================

                                                                                                    VALUE
SHARES/PRINCIPAL                                 SECURITY                                          (NOTE 1)
-----------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    REAL ESTATE - (12.37%)
        39,600        Alexandria Real Estate Equities, Inc. ..............................   $   1,556,280
        31,700        Apartment Investment & Management Co., Class A......................       1,465,174
        37,200        Boston Properties, Inc. ............................................       1,434,060
        45,300        Centerpoint Properties Corp. .......................................       2,140,425
        45,474        Equity Office Properties Trust......................................       1,365,129
        47,300        Home Properties of New York, Inc. ..................................       1,426,095
                                                                                             -------------
                                                                                                 9,387,163
                                                                                             -------------
    REINSURANCE - (1.84%)
        18,000        Transatlantic Holdings, Inc. .......................................       1,392,300
                                                                                             -------------
    TECHNOLOGY - (3.45%)
        50,000        Hewlett-Packard Co. ................................................       1,233,000
        30,200        Lexmark International, Inc.*........................................       1,380,744
                                                                                             -------------
                                                                                                 2,613,744
                                                                                             -------------
    TELECOMMUNICATIONS - (1.18%)
        54,200        Tellabs, Inc.*......................................................         892,403
                                                                                             -------------
    THEME PARKS - (1.04%)
        46,000        Six Flags, Inc.*....................................................         785,680
                                                                                             -------------
    TRANSPORTATION - (2.02%)
        27,000        United Parcel Service, Inc., Class B................................       1,534,410
                                                                                             -------------
    WHOLESALE - (3.07%)
        54,200        Costco Wholesale Corp.*.............................................       2,332,226
                                                                                             -------------

                           Total Common Stocks - (identified cost $59,828,452)............      64,699,720
                                                                                             -------------

CONVERTIBLE BONDS - (2.29%)
$      660,000        Cincinnati Financial Corp.,  Conv. Sub. Deb., 5.50%, 5/01/02 -
                           (identified cost $1,672,963)...................................       1,735,800
                                                                                             -------------

PREFERRED STOCK - (9.51%)
        54,600        General Growth Properties, 7.25%, 7/15/08, Conv. Pfd. ..............       1,337,700
       100,000        Sealed Air Corp., $2.00, 4/01/18, Series A, Conv. Pfd. .............       4,300,000
        29,500        Vornado Realty Trust, 6.50%, Series A, Conv. Pfd. ..................       1,579,725
                                                                                             -------------
                      Total Preferred Stocks - (identified cost $7,664,215)...............       7,217,425
                                                                                             -------------

DAVIS GROWTH & INCOME FUND
Schedule of Investments - Continued
July  31, 2001
================================================================================

                                                                                                    VALUE
PRINCIPAL                                       SECURITY                                          (NOTE 1)
-----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (3.15%)
 $      930,000       Nomura Securities International, Inc. Repurchase Agreement, 3.92%,
                         08/01/01, dated 07/31/01, repurchase value of $930,101
                         (collateralized by: U.S. Government obligations in a pooled
                          cash account, total market value $948,600) ......................  $      930,000
      1,463,000       PaineWebber Inc. Repurchase Agreement, 3.92%, 08/01/01,
                         dated  07/31/01, repurchase value of $1,463,159
                         (collateralized by: U.S. Government obligations in a pooled
                          cash account, total market value $1,492,260).....................       1,463,000
                                                                                             --------------

                      Total Short Term Investments  - (identified cost $2,393,000).........       2,393,000
                                                                                             --------------


                      Total Investments - (identified cost $71,558,630)(100.20%)(a)......        76,045,945
                      Liabilities Less Other Assets - (0.20%).............................         (150,309)
                                                                                             --------------
                           Net Assets - (100%)............................................   $   75,895,636
                                                                                             ==============

(a) Aggregate cost for Federal Income Tax purposes is $71,571,553. At July 31,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                      Unrealized appreciation.............................................   $   10,256,762
                      Unrealized depreciation.............................................       (5,782,370)
                                                                                             --------------
                           Net appreciation...............................................   $    4,474,392
                                                                                             ==============

*    Non-Income Producing Security







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 2001

================================================================================

ASSETS:
     Investments in securities, at value (identified cost $71,558,630)
         (see accompanying Schedule of Investments).......................................   $  76,045,945
     Cash ................................................................................          36,618
     Receivables:
         Capital stock sold...............................................................          42,420
         Dividends and interest...........................................................          43,673
                                                                                             -------------
              Total assets................................................................      76,168,656
                                                                                             -------------

LIABILITIES:
     Payable for capital stock redeemed...................................................         129,294
     Accrued expenses ....................................................................         143,726
                                                                                             -------------
              Total liabilities...........................................................         273,020
                                                                                             -------------

NET ASSETS ...............................................................................   $  75,895,636
                                                                                             =============

Net assets consist of:
     Par value of shares of capital stock.................................................   $     399,589
     Additional paid-in capital...........................................................      75,222,183
     Undistributed net investment income..................................................         135,174
     Net unrealized appreciation on investments...........................................       4,487,315
     Accumulated net realized loss from investments and foreign currency transactions.....      (4,348,625)
                                                                                             -------------
              Net assets..................................................................   $  75,895,636
                                                                                             =============

     CLASS A SHARES
         Net assets.......................................................................   $  42,415,854
         Shares outstanding...............................................................       4,445,742
         Net asset value and redemption price per share ..................................       $    9.54
                                                                                                 =========
         Maximum offering price per share (100/95.25 of $9.54)*...........................       $   10.02
                                                                                                 =========
     CLASS B SHARES
         Net assets.......................................................................   $  21,825,313
         Shares outstanding...............................................................       2,314,875
         Net asset value and redemption price per share ..................................       $    9.43
                                                                                                 =========
     CLASS C SHARES
         Net assets.......................................................................   $  11,461,729
         Shares outstanding...............................................................       1,211,021
         Net asset value and redemption price per share ..................................       $    9.46
                                                                                                 =========
     CLASS Y SHARES
         Net assets.......................................................................   $     192,740
         Shares outstanding...............................................................          20,140
         Net asset value and redemption price per share ..................................       $    9.57
                                                                                                 =========

* On purchases of $100,000 or more, the offering price is reduced.


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the year ended July 31, 2001

================================================================================

INVESTMENT INCOME:
     Income:
         Dividends (Net of foreign withholding taxes of $946).............................   $   1,447,312
         Interest.........................................................................         248,827
                                                                                             -------------
                 Total income.............................................................       1,696,139

     Expenses:
         Management fees (Note 3)........................................  $    614,210
         Custodian fees..................................................        45,176
         Transfer agent fees
              Class A....................................................        32,572
              Class B....................................................        41,363
              Class C....................................................        18,983
              Class Y....................................................           125
         Audit fees......................................................        12,000
         Legal fees......................................................           591
         Accounting fees (Note 3)........................................         6,000
         Reports to shareholders ........................................        40,484
         Directors' fees and expenses ...................................         1,294
         Registration and filing fees ...................................       109,723
         Miscellaneous ..................................................         4,174
         Payments under distribution plan (Note 4)
              Class A....................................................        40,606
              Class B....................................................       240,892
              Class C....................................................       112,589
                                                                           ------------
                  Total expenses..........................................................       1,320,782
                  Expenses paid indirectly (Note 6).......................................            (433)
                                                                                             -------------
                  Net expenses............................................................       1,320,349
                                                                                             -------------
                      Net investment income ..............................................         375,790
                                                                                             -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

     Net realized loss from investments and foreign currency transactions.................        (362,121)
     Net decrease in unrealized appreciation of investments...............................      (7,142,982)
                                                                                             -------------
         Net realized and unrealized loss on investments and foreign currency.............      (7,505,103)
                                                                                             -------------
                  Net decrease in net assets resulting from operations ...................   $  (7,129,313)
                                                                                             =============



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

================================================================================

                                                                            Year ended         Year ended
                                                                             July 31,           July 31,
                                                                               2001               2000
                                                                               ----               ----
OPERATIONS:
     Net investment income.............................................   $     375,790     $    281,986
     Net realized gain (loss) from investments and
             foreign currency transactions.............................        (362,121)       1,915,216
     Net decrease in unrealized appreciation of investments............      (7,142,982)        (643,135)
                                                                          -------------     ------------
         Net increase (decrease) in net assets resulting
              from operations..........................................      (7,129,313)       1,554,067

DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................        (229,975)        (257,075)
         Class B  .....................................................          (5,686)         (11,908)
         Class C  .....................................................          (2,293)          (4,026)
         Class Y  .....................................................          (2,634)         (12,314)
     Realized gains from investment transactions:
         Class A  .....................................................      (2,420,924)        (157,789)
         Class B  .....................................................      (1,340,683)         (25,514)
         Class C  .....................................................        (600,000)          (8,664)
         Class Y  .....................................................         (25,257)         (25,427)


CAPITAL SHARE TRANSACTIONS:

     Net increase (decrease) in net assets resulting from capital share transactions (Note 5):

         Class A  .....................................................        (473,646)      (9,063,301)
         Class B  .....................................................         596,818       (9,013,302)
         Class C  .....................................................       4,293,977       (3,335,312)
         Class Y  .....................................................         111,559       (7,804,809)
                                                                          -------------     ------------
         Total decrease in net assets..................................      (7,228,057)     (28,165,374)

NET ASSETS:

     Beginning of year.................................................      83,123,693      111,289,067
                                                                          -------------     ------------
     End of year (including undistributed net investment income of
     $135,174 in 2001) ................................................   $  75,895,636     $ 83,123,693
                                                                          =============     ============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 2001

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is both capital growth and income. The Fund commenced operations on May 1, 1998. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2001

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At July 31, 2001, the Fund had approximately $4,336,000 of post October losses available to offset future capital gains, if any, which expire in 2010.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2001, amounts have been reclassified to reflect a decrease in undistributed net investment income of $28 and a corresponding decrease in accumulated net realized loss.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.


NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2001, were $32,422,334 and $35,595,999 respectively.


NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million and 0.55% of the average net assets in excess of $500 million. Management fees paid during the year ended July 31, 2001, approximated 0.75% of average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 2001 amounted to $12,996. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 2001 amounted to $8,629. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $6,000 for the year ended July 31, 2001. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2001

================================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

       The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. For the year ended July 31, 2001, SCD received $500 in commissions on the purchases and sales of portfolio securities in the Fund.


NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

       During the year ended July 31, 2001, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $43,629 from commissions earned on sales of Class A shares of the Fund, of which $6,851 was retained by the Underwriter and the remaining $36,778 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.


       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended July 31, 2001 was $40,606.


       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the year ended July 31, 2001, Class B shares of the Fund made distribution plan payments which included distribution fees of $180,633 and service fees of $60,259.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2001

================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED
         CLASS B SHARES - CONTINUED


       Commission advances by the Distributor during the year ended July 31, 2001 on the sale of Class B shares of the Fund amounted to $105,493, of which $104,302 was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $1,543,847, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2001 the Distributor received $65,084 in contingent deferred sales charges from Class B shares of the Fund.


       CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

       During the year ended July 31, 2001, Class C shares of the Fund made distribution plan payments which included distribution fees of $84,442 and services fees of $28,147. During the year ended July 31, 2001, the Distributor received $2,519 in contingent deferred sales charges from Class C shares of the Fund.


NOTE 5 - CAPITAL STOCK

       At July 31, 2001, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 1,000,000,000 of which shares are classified as Davis Growth & Income Fund. Transactions in capital stock were as follows:


CLASS A
-------
                                                           YEAR ENDED                  YEAR ENDED
                                                            JULY 31,                    JULY 31,
                                                              2001                        2000
                                                 --------------------------  ---------------------------
                                                    SHARES        AMOUNT        SHARES        AMOUNT
                                                    ------        ------        ------        ------
Shares subscribed..............................      799,653  $   7,920,943      241,238   $   2,552,758
Shares issued in reinvestment of distributions.      268,427      2,592,266       37,491         393,821
                                                 -----------  -------------  -----------   -------------
                                                   1,068,080     10,513,209      278,729       2,946,579
Shares redeemed................................   (1,092,226)   (10,986,855)  (1,138,846)    (12,009,880)
                                                 -----------  -------------  -----------   -------------
     Net decrease..............................      (24,146) $    (473,646)    (860,117)  $  (9,063,301)
                                                 ===========  =============  ===========   =============

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2001

================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED


CLASS B
-------
                                                           YEAR ENDED                  YEAR ENDED
                                                            JULY 31,                    JULY 31,
                                                              2001                        2000
                                                 --------------------------  ---------------------------
                                                    SHARES        AMOUNT        SHARES        AMOUNT
                                                    ------        ------        ------        ------
Shares subscribed..............................    1,094,690  $  10,990,636      357,071  $   3,759,549
Shares issued in reinvestment of distributions.      125,986      1,204,634        2,772         27,588
                                                 -----------  -------------  -----------  -------------
                                                   1,220,676     12,195,270      359,843      3,787,137
Shares redeemed................................   (1,157,833)   (11,598,452)  (1,216,552)   (12,800,439)
                                                 -----------  -------------  -----------  -------------
     Net increase (decrease)...................       62,843  $     596,818     (856,709) $  (9,013,302)
                                                 ===========  =============  ===========  =============


CLASS C
-------
                                                           YEAR ENDED                  YEAR ENDED
                                                            JULY 31,                    JULY 31,
                                                              2001                        2000
                                                 --------------------------  ---------------------------
                                                    SHARES        AMOUNT        SHARES        AMOUNT
                                                    ------        ------        ------        ------
Shares subscribed..............................    1,253,275  $  12,599,713      238,183  $   2,532,118
Shares issued in reinvestment of distributions.       54,883        526,407          952          9,471
                                                 -----------  -------------  -----------  -------------
                                                   1,308,158     13,126,120      239,135      2,541,589
Shares redeemed................................     (885,386)    (8,832,143)    (559,903)    (5,876,901)
                                                 -----------  -------------  -----------  -------------
     Net increase (decrease)...................      422,772  $   4,293,977     (320,768) $  (3,335,312)
                                                 ===========  =============  ===========  =============


CLASS Y
-------
                                                           YEAR ENDED                  YEAR ENDED
                                                            JULY 31,                    JULY 31,
                                                              2001                        2000
                                                 --------------------------  ---------------------------
                                                    SHARES        AMOUNT        SHARES        AMOUNT
                                                    ------        ------        ------        ------
Shares subscribed..............................       55,242  $     564,438        6,146  $      67,648
Shares issued in reinvestment of distributions.          960          9,297        3,678         37,168
                                                 -----------  -------------  -----------  -------------
                                                      56,202        573,735        9,824        104,816
Shares redeemed................................      (45,639)      (462,176)    (720,454)    (7,909,625)
                                                 -----------  -------------  -----------  -------------
     Net increase (decrease)...................       10,563  $     111,559     (710,630) $  (7,804,809)
                                                 ===========  =============  ===========  =============


NOTE 6 - EXPENSES PAID INDIRECTLY

       Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $433 during the year ended July 31, 2001.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2001

================================================================================

Note 7 - FUND REORGANIZATION

       On June 12, 2001, the Board of Directors approved the reorganization of Davis Growth & Income Fund with and into Davis New York Venture Fund. Shareholders of the Davis Growth & Income Fund will be asked to approve a reorganization whereby shareholders would receive shares of Davis New York Venture Fund. If shareholder approval is received, it is expected that the reorganization will occur during the third quarter of calendar 2001.


Note 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERs (UNAUDITED)

       A special meeting of shareholders was held on December 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.

                                      For                    Withheld
----------------------------------------------------------------------

PROPOSAL 1
Election of Directors

Wesley E. Bass, Jr.               66,007,432                 170,394
Jeremy H. Biggs                   66,007,432                 170,394
Marc P. Blum                      66,009,312                 168,514
Andrew  A. Davis                  66,009,312                 168,514
Christopher C. Davis              66,009,312                 168,514
Jerry D. Geist                    66,009,312                 168,514
D. James Guzy                     66,009,312                 168,514
G. Bernard Hamilton               66,009,312                 168,514
Laurence W. Levine                66,009,312                 168,514
Christian R. Sonne                66,009,312                 168,514
Marsha Williams                   66,009,312                 168,514


                                     For           Against          Abstained
-----------------------------------------------------------------------------

PROPOSAL 2
To approve of the New Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY, Inc.

                                 65,701,721        112,049           364,056


PROPOSAL 3A
To amend fundamental policies regarding diversification

                                 46,162,182        355,684           789,102

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2001

================================================================================

Note 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERs (UNAUDITED)- Continued

                                                 For                   Against                   Abstained
-----------------------------------------------------------------------------------------------------------
PROPOSAL 3B
To amend fundamental policies regarding concentration

                                            45,960,502                 522,547                   823,919

PROPOSAL 3C
To amend fundamental policies regarding senior securities

                                            46,025,354                 466,901                   814,713

PROPOSAL 3D
To amend fundamental policies regarding borrowing

                                            45,960,943                 498,908                   847,117

PROPOSAL 3E
To amend fundamental policies regarding underwriting

                                            46,008,341                 483,956                   814,671

PROPOSAL 3F
To amend fundamental policies regarding investments in commodities and real estate

                                            46,101,038                 407,488                   798,442

PROPOSAL 3G
To amend fundamental policies regarding making loans

                                            45,936,695                 550,274                   819,999

PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Fund

                                            65,829,274                  62,471                   286,081

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.



                                                                                                MAY 1, 1998
                                                                                              (COMMENCEMENT
                                                             YEAR ENDED JULY 31,              OF OPERATIONS)
                                                   -------------------------------------          THROUGH
                                                    2001            2000           1999        JULY 31, 1998
                                                    ----            ----           ----        -------------
Net Asset Value, Beginning of Period...........    $ 11.08         $ 10.85        $  9.81         $  10.00
                                                   -------         -------        -------         --------

Income(Loss) From Investment Operations
     Net Investment Income.....................       0.09            0.07           0.16             0.03
     Net Realized and Unrealized Gains (Losses)      (1.04)           0.25           1.05            (0.22)
                                                 ---------       ---------      ---------         --------
       Total From Investment Operations........      (0.95)           0.32           1.21            (0.19)

Dividends and Distributions
     Dividends from Net Investment Income......      (0.05)          (0.08)         (0.17)            -
     Distributions from Realized Gains.........      (0.54)          (0.01)          -                -
                                                 ---------       ---------      ---------         --------
       Total Dividends and Distributions.......      (0.59)          (0.09)         (0.17)            -

Net Asset Value, End  of Period................    $  9.54         $ 11.08        $ 10.85         $   9.81
                                                   =======         =======        =======         ========

Total Return(1)................................    (8.63)%           2.94%         12.48%          (1.90)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted)...                                   $57,824          $49,715
                                                   $42,416         $49,508

     Ratio of Expenses to Average Net Assets...      1.17%           1.16%          1.16%            1.44%*
     Ratio of Net Investment Income to Average
       Net Assets..............................      0.90%           0.69%          1.39%            1.87%*
     Portfolio Turnover Rate(2)................        41%             54%            18%               0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


* Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class B

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                                                MAY 4, 1998
                                                                                                (INCEPTION
                                                         YEAR ENDED JULY 31,                     OF CLASS)
                                                 ------------------------------------             THROUGH
                                                  2001           2000            1999          JULY 31, 1998
                                                  ----           ----            ----          -------------
Net Asset Value, Beginning of Period.......     $  11.01         $  10.82       $   9.79          $  10.00
                                                --------         --------       --------          --------

Income(Loss) From Investment Operations
     Net Investment Income (Loss)..........        (0.01)           (0.05)          0.05              0.01
     Net Realized and Unrealized Gains             (1.03)            0.25           1.05             (0.22)
                                                --------         --------       --------          --------
(Losses)...................................
       Total From Investment Operations....        (1.04)            0.20           1.10             (0.21)

Dividends and Distributions
     Dividends from Net Investment Income..           - (3)            - (3)       (0.07)             -
     Distributions from Realized Gains.....        (0.54)           (0.01)          -                 -
                                                --------         --------       --------          --------
       Total Dividends and Distributions...        (0.54)           (0.01)         (0.07)             -

Net Asset Value, End  of Period............     $   9.43         $  11.01       $  10.82          $   9.79
                                                ========         ========       ========          ========

Total Return(1)............................      (9.49)%            1.88%         11.34%           (2.10)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted)    $21,825          $24,795         $33,643           $19,571

     Ratio of Expenses to Average Net Assets      2.19%            2.16%           2.17%            2.32%*
     Ratio of Net Investment Income (Loss) to
       Average Net Assets..................      (0.12)%          (0.31)%          0.38%            0.99%*
     Portfolio Turnover Rate(2)............

                                                    41%              54%             18%               0%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

* Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class C

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                                                MAY 4, 1998
                                                                                                (INCEPTION
                                                         YEAR ENDED JULY 31,                     OF CLASS)
                                                 ------------------------------------             THROUGH
                                                  2001           2000            1999          JULY 31, 1998
                                                  ----           ----            ----          -------------
Net Asset Value, Beginning of Period.......    $ 11.05         $ 10.82         $  9.79            $  10.00
                                               -------         -------         -------            --------

Income(Loss) From Investment Operations
     Net Investment Income (Loss)..........      (0.01)          (0.01)           0.05                0.01
     Net Realized and Unrealized Gains           (1.04)           0.25            1.05               (0.22)
                                             ---------       ---------       ---------            --------
(Losses)...................................
       Total From Investment Operations....      (1.05)           0.24            1.10               (0.21)

Dividends and Distributions
     Dividends from Net Investment Income..        -  (3)          -  (3)        (0.07)               -
     Distributions from Realized Gains.....      (0.54)          (0.01)           -                   -
                                             ---------       ---------       ---------            --------

       Total Dividends and Distributions...      (0.54)          (0.01)          (0.07)               -

Net Asset Value, End  of Period............    $  9.46         $ 11.05         $ 10.82            $   9.79
                                               =======         =======         =======            ========

Total Return(1)............................     (9.56)%          2.24%          11.32%             (2.10)%

Ratios/Supplemental Data

     Net Assets, End of Period (000
       omitted)............................    $11,462          $8,714          $12,002             $5,512

     Ratio of Expenses to Average Net
       Assets..............................      2.18%           2.16%            2.17%            2.32%*

     Ratio of Net Investment Income (Loss)
       to Average Net Assets...............    (0.11)%         (0.31)%            0.38%            0.99%*
     Portfolio Turnover Rate(2)............        41%             54%              18%               0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

* Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
Class Y

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                                                MAY 4, 1998
                                                                                                (INCEPTION
                                                         YEAR ENDED JULY 31,                     OF CLASS)
                                                 ------------------------------------             THROUGH
                                                  2001           2000            1999          JULY 31, 1998
                                                  ----           ----            ----          -------------
Net Asset Value, Beginning of Period.......    $  11.10        $  10.86       $   9.82            $  10.00
                                               --------        --------       --------            --------

Income(Loss) From Investment Operations
     Net Investment Income.................        0.08            0.09           0.18                0.04
     Net Realized and Unrealized Gains            (1.01)           0.25           1.05               (0.22)
                                               --------        --------       --------            --------
(Losses)...................................
       Total From Investment Operations....       (0.93)           0.34           1.23               (0.18)

Dividends and Distributions
     Dividends from Net Investment Income..       (0.06)          (0.09)         (0.19)               -
     Distributions from Realized Gains.....       (0.54)          (0.01)          -                   -
                                               --------        --------       --------            --------
       Total Dividends and Distributions...       (0.60)          (0.10)         (0.19)               -

Net Asset Value, End  of Period............    $   9.57        $  11.10       $  10.86            $   9.82
                                               ========        ========       ========            ========

Total Return(1)............................     (8.46)%           3.17%         12.72%             (1.80)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted        $193            $106         $7,819                  $6

     Ratio of Expenses to Average Net
       Assets..............................       1.07%           1.03%          1.01%               1.14%*
     Ratio of Net Investment Income to
       Average Net Assets..................       1.00%           0.82%          1.54%               2.17%*
     Portfolio Turnover Rate(2)............         41%             54%            18%                  0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

* Annualized



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS GROWTH & INCOME FUND:

       We have audited the accompanying statement of assets and liabilities of Davis Growth & Income Fund, including the schedule of investments, as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 1, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Growth & Income Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 1, 1998 (commencement of operations) to July 31, 1998, in conformity with accounting principles generally accepted in the United States of America.




                                                          KPMG LLP

Denver, Colorado
September 7, 2001

DAVIS GROWTH & INCOME FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 2001

================================================================================

       In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       During the fiscal year ended July 31, 2001, $4,386,864 of dividends paid by the Fund should be characterized as capital gain dividends for federal income tax purposes.

       Dividends paid by the Fund during the fiscal year ended July 31, 2001 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividends-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

                           DAVIS GROWTH & INCOME FUND
                  2949 East Elvira Road, Tucson, Arizona 85706

================================================================================

        DIRECTORS                        OFFICERS
        Wesley E. Bass, Jr.              Jeremy H. Biggs
        Jeremy H. Biggs                      Chairman
        Marc P. Blum                     Christopher C. Davis
        Andrew  A. Davis                     President
        Christopher C. Davis             Andrew A. Davis
        Jerry D. Geist                       Vice President
        D. James Guzy                    Kenneth C. Eich
        G. Bernard Hamilton                  Vice President
        Theodore B. Smith. Jr.           Sharra L. Reed
        Christian R. Sonne                   Vice President,
        Marsha Williams                       Treasurer & Assistant Secretary
                                         Thomas D. Tays
                                             Vice President & Secretary





INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS GROWTH & INCOME FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
WWW.DAVISFUNDS.COM











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